EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to 18 U.S.C.  Section  1350 as adopted  pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002,  in  connection  with the  filing of the  Annual Report on Form 10-K for the Fiscal Year  Ended  May 31, 2009 (the  “Report”) by Dematco, Inc. (“Registrant”), the undersigned hereby certifies that:

1.	to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

October 14, 2009	By:	/S/ ROBERT STEVENS
Robert Stevens
Chief Executive Officer and Chief
Financial Officer